Member Audio/Web Conference February 25, 2015 Exhibit 99.1

Cautionary Statement Regarding Forward-
Looking Information

Statements contained in these slides, including statements describing the objectives, projections, estimates, or predictions of the future of the Bank, may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,”
“believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Federal Home Loan
Bank of Pittsburgh (the Bank) cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments; political, legislative, regulatory, litigation, or judicial events or actions; changes in assumptions used in the quarterly Other-Than-Temporary Impairment (OTTI)
process; risks related to mortgage-backed securities; changes in the assumptions used in the allowance for credit losses; changes in the Bank’s capital structure; changes in the Bank’s capital requirements; membership changes; changes in the demand by Bank members for Bank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for Bank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the FHLBank System’s debt rating or the Bank’s rating; the ability of the Bank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which the Bank has joint and several liability; applicable Bank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; the Bank’s ability to maintain adequate capital levels
(including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology risks; and timing and volume of market activity. We do not undertake to update any forward-looking information. Some of the data set forth herein is unaudited.

Over/
2014 2013 (Under)
Net interest income 283.1 $  195.1 $  88.0 $
Provision (benefit) for credit losses (4.1)        (1.8)        (2.3)
Gains on litigation settlements, net 70.9       1.5         69.4
All other income 4.7         46.0       (41.3)
Other expenses 78.6       80.0       (1.4)
Income before assessment 284.2     164.4     119.8
AHP 28.4       16.6       11.8
Net income 255.8 $  147.8 $  108.0 $
Net interest margin (bps) 40 32 8
Earned dividend spread 8.66% 5.13% 3.53%
Year Ended December 31,
Financial Highlights – Statement of Income
(in millions)

Quarterly Net Income
4Qtr 14 3Qtr 14 2Qtr 14 1Qtr 14 4Qtr 13
Net income 64.3 $   67.0 $   44.6 $   79.9 $   43.7 $
Derivative and hedging activity
(19.0) $  0.2 $      (9.5) $    (9.2) $    16.1 $
Net gains (losses) on trading
securities
5.9         (0.1)        6.8         9.8         (5.1)
Gains on litigation
settlements, net
20.2      14.1       -           36.6       -
(in millions)

Financial Highlights – Selected Balance Sheet
2014 2013 Amount
Average:
Total assets 71,763 $  61,156 $  10,607 $  17%
Advances 50,377     39,353     11,024     28
Total investments 17,386     17,767     (381)         (2)
2014 2013 Amount
Spot:
Advances 63,408 $  50,248 $  13,160 $  26%
Capital stock 3,041       2,962       79            3
Retained earnings 838          686          152          22
Percent
Over/(Under)
Over/(Under)
Percent
Year Ended December 31,
As of December 31,
(in millions)
(in millions)

(in millions)
2014 2013
Permanent capital
3,879 $  3,648 $
Excess permanent capital
over RBC requirement 3,032 $  2,595 $
Capital ratio (4% minimum) 4.5% 5.2%
Leverage ratio (5% minimum) 6.8% 7.7%
Market value/capital stock (MV/CS)
135.3% 128.0%
As of December 31,
Capital Requirements

Member Audio/Web Conference February 25, 2015

Market Value/Common Stock
150%
100%
50%
135%
74%
2009
2010
2011
2012
2013
2014

Regulatory Capital
$5.0
$4.0
$3.0
$2.0
$1.0
$-
Billions
$4.4
$3.9
$2.8
$0.8
2009
2010
2011
2012
2013
2014
Permanent Capital
RBC Requirement

Retained Earnings Framework
$1.2
$0.6
$-
Billions
$1.1
$0.8
$0.5
$0.4
2010
2011
2012
2013
2014
Retained Earnings
Retained Earnings Target

Net Income
$300
$225
$150
$75
$-
$(75)
Millions
$255.8
$(37.5)
2009
2010
2011
2012
2013
2014

Financial Performance

| | Implementation Date |
|---|---|
| Increased frequency of excess capital stock repurchases<br>• Began repurchasing quarterly<br>• Began repurchasing monthly<br>• Began repurchasing weekly | <br>• October 2010<br>• August 2013<br>• December 2014 |
| Reduced activity stock requirements<br>• On advances<br>• On letters of credit | <br>• September 2013<br>• March 2014 |
| Reduced membership stock requirement | October 2014 |
| Widened ranges (not requirements) for activity stock | October 2014 |
| Created two subclasses of stock<br>• B1 membership<br>• B2 activity | October 2014 |
| Will begin paying differentiated dividends on B1 and B2 stock | April 2015 |

Changes to Capital Structure

Member Audio/Web Conference February 25, 2015